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                                                                   EXHIBIT 10.33

THE OBLIGATIONS OF PAYMENT AND PERFORMANCE EVIDENCED HEREBY AND BY THE OTHER PURCHASE DOCUMENTS AND THE RIGHTS OF THE PURCHASER AND SERVICER HEREUNDER AND THEREUNDER (INCLUDING RIGHTS OF PAYMENT AND ENFORCEMENT) ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN AMENDED AND RESTATED SUBORDINATION AGREEMENT DATED AS OF THE DATE HEREOF (THE "AMENDED AND RESTATED SUBORDINATION AGREEMENT"), AMONG THE LOAN PARTIES, BANK OF AMERICA, AS THE SENIOR LENDER, THE SERVICER AND THE PURCHASER, TO THE INDEBTEDNESS AND OTHER LIABILITIES OWED BY, AND ALL OTHER OBLIGATIONS OF, THE LOAN PARTIES UNDER AND PURSUANT TO THE AMENDED AND RESTATED SENIOR CREDIT AGREEMENT AND EACH RELATED "LOAN DOCUMENT" (AS DEFINED THEREIN). THE SERVICER AND EACH HOLDER HEREOF, BY ITS ACCEPTANCE HEREOF, ACKNOWLEDGES AND AGREES TO BE BOUND BY THE PROVISIONS OF THE AMENDED AND RESTATED SUBORDINATION AGREEMENT.

                     AMENDED AND RESTATED SECURITY AGREEMENT

          AMENDED AND RESTATED SECURITY AGREEMENT, dated as of September 16, 2005 (as amended, restated, supplemented or otherwise modified from time to time and including all exhibits, attachments and appendices hereto, the "AGREEMENT") among DOVER SADDLERY, INC., a Delaware corporation ("PARENT"), each of the Domestic Subsidiaries of the Parent which is a signatory hereto or which shall become a party hereto from time to time in accordance with the terms hereof (together with their respective successors and assigns, and together with the Parent, the "LOAN PARTIES") and PATRIOT CAPITAL FUNDING, INC., a Delaware corporation ("PATRIOT"), as servicer for the Purchasers (in such capacity, "SERVICER").

          WHEREAS, the Loan Parties, Servicer and each of the purchasers signatory thereto (each, a "PURCHASER" and collectively, the "PURCHASERS") are parties to that certain Senior Subordinated Note Purchase Agreement, dated as of December 11, 2003, pursuant to which the Purchasers provided $3,500,000.00 in debt financing to the Loan Parties (the "PRIOR NOTE PURCHASE AGREEMENT"); and

          WHEREAS, pursuant to that certain Amended and Restated Senior Subordinated Note and Warrant Purchase Agreement, dated as of the date hereof, by and among the Loan Parties, the Purchasers and Servicer (as amended, restated, supplemented or otherwise modified from time to time and including all exhibits, attachments and appendices hereto, the "AMENDED AND RESTATED NOTE AND WARRANT PURCHASE AGREEMENT"), the Purchasers have agreed to amend and restate the Prior Note Purchase Agreement to provide additional debt financing to the Loan Parties to fund the recapitalization of the Parent and provide additional working capital to the Loan Parties and provide Purchasers with warrants ("WARRANTS") exercisable for shares of common stock, par value $0.0001 per share, of Parent ("COMMON STOCK"), all upon the terms and subject to the conditions set forth therein (the "FINANCING"); and
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          WHEREAS, as evidence of the Financing, the Loan Parties have contemporaneously herewith executed and delivered (i) Amended and Restated Notes in favor of the Purchasers, in the principal amount of $8,050,000 (the "NOTES") and (ii) Warrants exercisable for Common Stock representing .805% of the shares of capital stock of Parent on a fully-diluted as converted basis; and

          WHEREAS, in connection with the transactions contemplated by the Prior Note Purchase Agreement, the Loan Parties granted Purchasers a security interest in the assets of the Loan Parties pursuant to that certain Security Agreement, dated as of December 11, 2003, by and among the Loan Parties and Services (the "PRIOR SECURITY AGREEMENT");

          WHEREAS, as a condition precedent to the Financing, the Purchasers have required that the Loan Parties amend and restate the Prior Security Agreement in favor of the Servicer for the benefit of the Purchasers, on the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the mutual covenants of the Loan Parties and the Servicer set forth herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1.
                                  DEFINITIONS

     1.1. Capitalized terms used herein and not otherwise defined shall have the meanings assigned by the Amended and Restated Note and Warrant Purchase Agreement.

     1.2. All terms used in this Agreement which are not specifically defined herein or in the Amended and Restated Note and Warrant Purchase Agreement shall have the meanings assigned to such terms in the Uniform Commercial Code (the "UCC") in effect in the state of New York to the extent such other terms are defined therein.

     1.3. Definitions.

          (a) "COLLATERAL" means each of the Loan Parties' now existing and hereafter arising interests in and to all of the following, in each case whether now owned or existing or hereafter acquired or arising or in which such Loan Party now has or at any time in the future may acquire any right, title or interest and whether any item or property is mentioned once or more than once below:

               (i) all Accounts, contract rights, Chattel Paper, Documents, Instruments, Investment Property, notes, acceptances, drafts and General Intangibles (including, but not limited to, all now existing and hereafter arising choses in action and tax and duty refunds, all now owned and hereafter acquired franchises, licenses, permits, patents, patent applications, trademarks, tradenames and copyrights, and all rights thereunder and registrations thereof); all interests in the goods represented thereby and all returned, reclaimed and repossessed goods with respect thereto; all rights as an unpaid


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vendor (including stoppage in transit, replevin, reclamation and resale), all additional amounts due to each Loan Party from any Account Debtor irrespective of whether such additional amounts have been specifically assigned to the Servicer, for the ratable benefit of the Purchasers; all guaranties, letters of credit and other agreements or property securing or relating to any of the items referred to above; all monies, deposits (general or special), securities, instruments, credits and other property now or hereafter actually or constructively held or received by, or in transit in any manner to or from, the Servicer or any other Person, whether for safekeeping, custody, pledge, transmission, collection or otherwise, or placed in any safe deposit box leased by the Servicer or any such other Person to any Loan Party; and all rights and remedies under or in connection with all of the foregoing;

               (ii) all Inventory, including raw materials and all other goods, and all right, title and interest therein and thereto;

               (iii) all machinery, Equipment, furniture, furnishings, Fixtures, tools, and all attachments, components, accessories and parts therefor or installed thereon or affixed thereto (excluding vehicles);

               (iv) all leasehold interests in Equipment leased from third parties;

               (v) all books, records, customer lists, ledger sheets, ledgers, files, orders, invoices and shipping receipts (including, without limitation, computer programs, tapes and related electronic data processing software) relating to all of the foregoing; and

               (vi) to the extent not listed above as original collateral, any and all products and Proceeds of the foregoing in any form, whether from the voluntary or involuntary disposition thereof, including, without limitation, Accounts, contract rights, General Intangibles, Chattel Paper, Documents, Instruments, Inventory, Investment Property, Equipment, Fixtures, insurance proceeds and claims against third parties for damage to or loss or destruction of any or all of the foregoing.

          Notwithstanding the foregoing, "Collateral" shall not include: (i) the issued and outstanding capital stock of any of the Loan Parties; (ii) any real property, whether owned or leased, of the Loan Parties; or (iii) any general intangibles or other rights or other interests in Property arising under any contracts, Instruments, licenses, leases or other Documents as to which the grant of a security interest would constitute a violation of a valid and enforceable restriction in favor of a third party on such grant, unless and until any required consents shall have been obtained.

          (b) "SECURED OBLIGATIONS" means all of the obligations of each Loan Party now or hereafter existing under this Agreement, any and all other indebtedness hereafter arising of a Loan Party to Servicer, for the ratable benefit of the Purchasers, and all renewals, extensions, restructurings and refinancings of any of the above.


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                                   ARTICLE 2.
                           GRANT OF SECURITY INTEREST

     2.1. Security for Secured Obligations. This Agreement and the Collateral of each Loan Party secure the full and prompt payment, at any time and from time to time as and when due (whether at the stated maturity, by acceleration or otherwise), of all present and future liabilities and obligations of such Loan Party, of every kind, nature or description, and whether or not now contemplated or related to the Amended and Restated Note and Warrant Purchase Agreement, whether now existing or hereafter incurred, created or arising and whether direct or indirect, absolute or contingent, due or to become due to any and all Purchasers, and whether under, arising out of or in connection with the Amended and Restated Note and Warrant Purchase Agreement, the Notes, this Agreement, any other related security agreement, pledge, mortgage or guaranty or any other document to which it is or hereafter becomes a party or otherwise, including, without limitation (i) all present and future principal of and interest under any and all Notes and all present and future premiums, attorneys' fees and disbursements, court costs and other fees, expenses, indemnities and other amounts payable by the Loan Parties under the Amended and Restated Note and Warrant Purchase Agreement or any other Transaction Document (including without limitation, for the avoidance of doubt, all interest accruing after the filing of a petition or commencement of a case by or with respect to a Loan Party seeking relief under any applicable federal and state laws pertaining to bankruptcy, reorganization, arrangement, moratorium, readjustment of debts, dissolution, liquidation or other debtor relief, specifically including, without limitation, 11 U.S.C. Sections 101 et seq., as amended from time to time, and any successor statute (the "BANKRUPTCY CODE") and any fraudulent transfer and fraudulent conveyance laws, whether or not the claim for such interest is allowed in such case or proceeding), and (ii) all present and future liabilities and obligations of Parent pursuant to the Pledge Agreement; and in each case including, without limitation, (A) all such liabilities and obligations that, but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, would become due, and (B) all fees, costs and expenses payable by such Loan Party under Article 8. It is the intent of the parties hereto that
(i) this Agreement shall constitute a continuing agreement as to any and all future, as well as existing transactions, between the Loan Parties, Patriot and Servicer under or in connection with the Notes, and (ii) the security interest provided for herein shall attach to after-acquired as well as existing Collateral.

     2.2. Subordination; Other Security Interests.

          (a) THE OBLIGATIONS OF PAYMENT AND PERFORMANCE EVIDENCED HEREBY AND BY THE OTHER PURCHASE DOCUMENTS AND THE RIGHTS OF THE PURCHASER AND SERVICER HEREUNDER AND THEREUNDER (INCLUDING RIGHTS OF PAYMENT AND ENFORCEMENT) ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN AMENDED AND RESTATED SUBORDINATION AGREEMENT DATED AS OF SEPTEMBER 16, 2005 (THE "AMENDED AND RESTATED SUBORDINATION AGREEMENT"), AMONG THE LOAN PARTIES, BANK OF AMERICA, AS THE SENIOR LENDER, THE SERVICER AND THE PURCHASER,


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TO THE INDEBTEDNESS AND OTHER LIABILITIES OWED BY, AND ALL OTHER OBLIGATIONS OF,
THE LOAN PARTIES UNDER AND PURSUANT TO THE AMENDED AND RESTATED SENIOR CREDIT AGREEMENT AND EACH RELATED "LOAN DOCUMENT" (AS DEFINED THEREIN). THE SERVICER
AND EACH HOLDER HEREOF, BY ITS ACCEPTANCE HEREOF, ACKNOWLEDGES AND AGREES TO BE BOUND BY THE PROVISIONS OF THE AMENDED AND RESTATED SUBORDINATION AGREEMENT.

          (b) The Loan Parties shall cause the holders of any security interests by or on behalf of the Senior Lender in satisfaction of the obligations arising under the Senior Financing to enter into arrangements pursuant to which such Persons shall release its or their security interests following a Senior Termination (as hereinafter defined).

                                   ARTICLE 3.
                        PERFECTION OF SECURITY INTERESTS

     3.1. Filing of Financing Statements.

          (a) Each Loan Party authorizes the Servicer to file financing statements (the "FINANCING STATEMENTS") describing the Collateral in accordance with Article 9 of the UCC.

          (b) Each Loan Party authorizes the Servicer to file a Financing Statement describing any agricultural liens or other statutory liens (if any) held by the Servicer.

          (c) The Servicer shall receive, as soon as practicable after the date hereof, an official report from the Secretary of State of each Collateral State, each Chief Executive Office State and each Loan Party State (each as defined below) (the "SOS REPORTS") indicating that the Servicer's security interest will be prior to all other security interests or other interests reflected in the SOS Report, other than the security interest in favor of the Senior Lender under the Amended and Restated Senior Credit Agreement.

     3.2. Possession.

          (a) After (i) the Senior Financing is paid in full in cash and the Amended and Restated Senior Credit Agreement is terminated, or (ii) the parties thereto otherwise consent to the termination of the Amended and Restated Senior Credit Agreement (each, a "SENIOR TERMINATION"), Each Loan Party shall have possession of the Collateral owned by it, except where expressly otherwise provided in this Agreement or where the Servicer chooses to perfect its security interest granted hereby by possession in addition to the filing of a financing statement, subject to the rights of the Senior Lender pursuant to the Amended and Restated Subordination Agreement.

          (b) Where Collateral is in the possession of a third party, each applicable Loan Party will join with the Servicer in notifying the third party of the Servicer's security interest and obtaining an acknowledgment from the third party that it is holding such Collateral for the benefit of the Servicer.


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     3.3. Control. Following a Senior Termination, each Loan Party will cooperate with the Servicer in obtaining control with respect to Collateral consisting of:

          (a) Investment Property;

          (b) deposit Accounts;

          (c) Letter-of-credit rights; and

          (d) Electronic Chattel Paper.

     3.4. Marking of Chattel Paper. No Loan Party shall create any Chattel Paper without placing a legend on the Chattel Paper acceptable to the Senior Bank and the Servicer (other than Chattel Paper that is delivered to the Servicer, if any) indicating that the Servicer has a security interest in the Chattel Paper, subject to the Amended and Restated Subordination Agreement, for the ratable benefit of the Purchasers. The parties hereto agree that prior to a Senior Termination, no Chattel Paper shall be delivered to the Servicer by any Loan Party.

                                   ARTICLE 4.
           POST-CLOSING COVENANTS AND RIGHTS CONCERNING THE COLLATERAL

     4.1. Inspection. The Servicer may inspect any Collateral in any Loan Party's possession.

     4.2. Personal Property. The Collateral shall remain personal property at all times. No Loan Party shall affix any of the Collateral to any real property in any manner which would change its nature from that of personal property to real property or to a Fixture.

     4.3. Servicer's Collection Rights. Subject to the Amended and Restated Subordination Agreement, after the occurrence of an Event of Default and during the continuance thereof, the Servicer shall have the right at any time to enforce Loan Parties' rights against the Account Debtors and obligors under any Accounts owned by the applicable Loan Party.

     4.4. Limitations on Obligations Concerning Maintenance of Collateral.

          (a) Risk of Loss. Loan Parties have the risk of loss of the Collateral.

          (b) No Collection Obligation. The Servicer does not have any duty to collect any income accruing on the Collateral or to preserve any rights relating to the Collateral.

     4.5. No Disposition of Collateral. Except as permitted by the Senior Loan Agreement, the Servicer does not authorize any Loan Party to, and each Loan Party agrees not to:


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          (a) make any sales, leases, assignments, transfers or other disposition of any of the Collateral;

          (b) license any of the Collateral; or

          (c) grant any other security interest in any of the Collateral.

     4.6. Further Assurances; Financing Statements. At any time and from time to time, at the reasonable request of the Servicer, each Loan Party shall, at its own cost and expense, execute and deliver to the Servicer such agreements, instruments, certificates and other instruments, and take such other actions, as may be necessary or desirable, in the opinion of the Servicer, to further evidence, effect or perfect, or preserve the grant, perfection or priority of, the Liens created by this Agreement, or to otherwise effectuate the purposes of this Agreement. To the extent permitted by applicable Law, each Loan Party hereby authorizes the Servicer to execute and file at any time or times one or more financing statements pursuant to the UCC with respect to any or all of the Collateral with or without the signature of any Loan Party. Each Loan Party hereby agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement shall be sufficient as a financing statement.

     4.7. Reports. Each Loan Party shall report, in form and substance satisfactory to the Servicer, such information as the Servicer shall have reasonably requested in its discretion from time to time regarding the Collateral.

     4.8. Former Names. All corporate or fictitious names and tradenames used by each Loan Party or by which each Loan Party has been known during the preceding five years is set forth on Schedule 4.8.

     4.9. Delivery and Marking of Certain Collateral. Following a Senior Termination, each Loan Party shall, upon the request of the Servicer, (a) deliver and pledge to the Servicer, duly endorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as the Servicer may request, any and all Instruments, Investment Property, Documents, securities and Chattel Paper which are included in the Collateral, (b) cause the issuance of a document in the name of the Servicer in respect of any goods in the possession of a bailee (other than a bailee who has issued a negotiable document therefor), and (c) keep and stamp or otherwise mark any and all Documents and Chattel Paper, and its individual books and records relating to the Collateral to evidence this Agreement and the Liens granted hereby.

     4.10. Maintenance of Records. Each Loan Party shall keep and maintain satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to its Accounts.

     4.11. Notices. Each Loan Party shall advise the Servicer promptly, in reasonable detail, at its address set forth in the Amended and Restated Note and Warrant Purchase Agreement, of any Lien on, or claim asserted against, any of the Collateral.

     4.12. Limitations on Discounts, Compromises, Extensions of Accounts. Except


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as permitted by the Senior Loan Agreement, no Loan Party shall grant any extension of the time of payment of any of the Accounts, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partially, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon except in the ordinary course of business as generally conducted by such Loan Party over a period of time.

     4.13. Limitations on Modifications, Waivers, Extensions of Contracts and Agreements Giving Rise to Accounts. Other than in the ordinary course of business as generally conducted by such Loan Party over a period of time or as permitted by the Senior Loan Agreement, no Loan Party shall (a) amend, modify, terminate or waive any provision of any contract or any agreement giving rise to an Account in any manner which could reasonably be expected to result in a Material Adverse Effect without the Servicer's prior written consent or (b) fail to perform and observe in all material respects, all the terms and provisions of each contract to he performed or observed by it, unless ally failure to perform or observe any term or provision could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                                   ARTICLE 5.
                 REPRESENTATIONS AND WARRANTIES OF LOAN PARTIES

          Each Loan Party hereby represents and warrants to, and covenants and agrees with the Servicer, for itself and the benefit of the Purchasers, that:

     5.1. Title; No Other Liens. Except for Permitted Liens and the Lien granted to the Servicer pursuant to this Agreement, each Loan Party owns each item of the Collateral free and clear of any and all Liens or claims of others. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as may have been filed in favor of the Servicer pursuant to this Agreement or as may be expressly permitted pursuant to the Transaction Documents.

     5.2. Perfected Second Priority Liens. Upon the filing of all financing statements and other actions necessary to perfect a security interest in the Collateral, the Liens granted pursuant to this Agreement constitute perfected Liens on the Collateral in favor of the Servicer which are prior to all other Liens on the Collateral created by the Loan Parties and in existence on the date hereof, except for the Liens on the Collateral created by the Loan Parties in favor of the Senior Lender pursuant to the Senior Financing.

     5.3. Farm Products. None of the Collateral constitutes, or is the proceeds of, Farm Products.

     5.4. Locations of Offices and Collateral Change of Locations and Names. The
(a) state, including the addresses of each location where any of the Collateral (including without limitation Equipment and Inventory) is or may hereafter be located (each a "COLLATERAL STATE"), (b) exact legal name of each Loan Party,
(c) state of incorporation of


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
each Loan Party (each a "LOAN PARTY STATE"), and (d) state in which the chief executive office of each Loan Party is located (each a "CHIEF EXECUTIVE OFFICE STATE", are set forth on Schedule 5.4. No Loan Party shall change (w) the location where Inventory or Equipment that constitute Collateral are kept from the locations listed on Schedule 5.4, (x) its name, identity or corporate structure, (y) the state of incorporation, or (z) its Chief Executive Office State unless (i) such Loan Party shall have given the Servicer at least thirty
(30) days' prior written notice, (ii) such Loan Party shall have executed and delivered such financing statements and other agreements, instruments, certificate and other documents, and taken such other actions, as may be necessary or desirable, in the opinion of the Servicer, to perfect or preserve the Liens created by this Agreement, (iii) such financing statements refereed to in clause (ii) shall have been duly filed under the UCC of each jurisdiction necessary or desirable to perfect or preserve the Liens created by this Agreement in favor of the Servicer and (iv) such change will not, assuming the actions listed in clauses (ii) and (iii) are taken, impair in any respect the grant, perfection or priority of the Liens created by this Agreement.

     5.5. Authorization; Consent. No authorization, consent or approval of, or declaration or filing with, any Governmental Authority (including, without limitation, any notice filing with state tax or revenue authorities required to be made by account creditors in order to enforce any Accounts in such state) is required for the valid execution, delivery and performance by any Loan Party of this Agreement, the grant by it of the Lien and security interest in favor of the Servicer provided for herein, or the exercise by the Servicer of its rights and remedies hereunder, except for (i) the filings and actions described in
Section 3.1, (ii) in the case of Accounts owing from any federal governmental agency or authority, the filing by the Servicer of a notice of assignment in accordance with the federal Assignment of Claims Act of 1940, as amended, and
(iii) in the case of securities, shares of capital stock or equity interests, such filings and approvals as may be required in connection with a disposition of any such Collateral by laws affecting the offering and sale of securities generally.

     5.6. No Restrictions. To the knowledge of the Loan Parties, there are no statutory or regulatory restrictions, prohibitions or limitations on any Loan Party's ability to grant to the Servicer a Lien upon and security interest in the Collateral pursuant to this Agreement or (except for the provisions of the federal Anti-Assignment Act and Anti-Claims Act, as amended) on the exercise by the Servicer of its rights and remedies hereunder (including any foreclosure upon or collection of the Collateral), and there are no contractual restrictions on any Loan Party's ability so to grant such Lien and security interest.

                                   ARTICLE 6.
                                EVENTS OF DEFAULT

          The occurrence of an Event of Default as defined in the Amended and Restated Note and Warrant Purchase Agreement shall constitute an Event of Default hereunder.


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
                                   ARTICLE 7.
                        RIGHTS AND REMEDIES UPON DEFAULT

          Subject to the Amended and Restated Subordination Agreement, if an Event of Default shall occur and be continuing, the Servicer shall have all of the following rights and remedies, in addition to all other rights and remedies set forth in other sections of this Agreement, in the other Transaction Documents, or as provided by applicable law or in equity or otherwise:

     7.1. Rights Under UCC. Notwithstanding anything to the contrary contained herein, in addition to all of the rights and remedies contained in this Agreement, in the other Transaction Documents, or as provided by applicable law or in equity or otherwise, the Servicer shall have all rights and remedies of a secured party under the UCC.

     7.2. Possession of Collateral. The Servicer shall have the right: (a) to enter upon the premises of any or all of the Loan Parties or any other place or places where any Collateral is located and kept through self-help and without judicial process without first obtaining a final judgment or giving any Loan Party notice and opportunity for a hearing on the validity of the Servicer's claim and without any obligation to pay rent; (b) to prepare, assemble or process the Collateral for sale, lease, or other disposition; (c) to remove the Collateral to the premises of the Servicer or any agent of the Servicer, for such time as the Servicer may desire, in order to collect or dispose of the Collateral; and (d) to require any and all Loan Parties to assemble the Collateral and make it available to the Servicer at a place to be designated by the Servicer.

     7.3. Action Pending Disposition. Until the Servicer is able to effect a sale or other disposition of the Collateral, the Servicer shall have the right to use or take such action with respect to the Collateral, or any part thereof, as it deems appropriate for the purpose of preserving the Collateral or its value or for any other purpose deemed appropriate by the Servicer. The Servicer shall have no obligation to any Loan Party to maintain or preserve the rights of any Loan Party as against third parties with respect to the Collateral while the Collateral is in the possession of the Servicer. The Servicer may, if it so elects, seek the appointment of a receiver or keeper to take possession of the Collateral and to enforce any of the Servicer's remedies hereunder with respect to such appointment without prior notice or hearing.

     7.4. Disposition of Collateral; Power of Attorney. The Servicer shall have the right to sell or otherwise dispose of all or any of the Collateral, at public or private sale, sales or other dispositions, in lots or in bulk, for cash or on credit, all as the Servicer, in its sole discretion, may deem necessary or desirable. The Servicer will give the appropriate Loan Party notice of the time and place of any public sale or other disposition of the Collateral, or of the time after which any private sale or other disposition thereof is to be made, by sending notice, as provided herein, at least five (5) days before the time of the sale or other disposition, which provisions for notice each Loan Party and the Servicer agree are reasonable; provided, however, that no such notice need be given by the Servicer with respect to Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. Such sales or other dispositions may be adjourned and continued from time to time with or without notice. The Servicer shall have the right to conduct such sales or other dispositions on any Loan Party's premises or elsewhere and shall have the right to use any Loan Party's premises without charge for such sales or other dispositions for such time or times as the Servicer deems necessary or desirable. To enable the Servicer to effect any such sale or other disposition, each Loan Party hereby makes, constitutes and appoints the Servicer as its true and lawful attorney, in its name, place and stead, and for its account and risk, so long as an Event of Default has occurred and is continuing, to make, execute and deliver any and all assignments or other agreements, instruments, certificates and other documents which the Servicer may deem necessary or desirable to effectuate the authority hereby conferred by signing any Loan Party's name only or by signing the same as its attorney-in-fact, as may be deemed by the Servicer to be necessary or desirable in connection with any sale or other disposition of all or any part of the Collateral. The foregoing power of attorney is coupled with an interest and shall be a continuing one and irrevocable until the Termination Date.

          The Servicer may purchase all or any part of the Collateral at public sale or, if permitted by Law, private sale, and in lieu of actual payment of such purchase price, may set off the amount of such price against the Secured Obligations.

     7.5. Waiver of Bond. In connection with the foregoing remedies, the Loan Parties and the Servicer hereby waive the posting of any bond that might otherwise be required.

     7.6. Waiver of Claims. To the extent permitted by applicable Law, each Loan Party waives all claims, damages and demands that it may acquire against the Servicer arising out of the exercise by it of any rights hereunder, except to the any extent such claims, damages and demands arise solely from the gross negligence or willful misconduct of the Servicer. The Servicer may exercise all rights and remedies contained in this Agreement, in the other Transaction Documents, or provided by applicable law or in equity or otherwise, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by Law and/or expressly provided herein or under the other Transaction Documents) to or upon any Loan Party or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived).

     7.7. Rights of Servicer; Limitations on Servicer's Obligations.

          (a) Loan Parties Remain Liable under Accounts and Contracts. Anything herein to the contrary notwithstanding each Loan Party shall remain liable under each of its contracts and agreements giving rise to any Accounts, to observe and perform all the conditions, contracts and agreements giving rise to any Accounts, to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of such contracts or agreements giving rise to any Account. The Servicer shall not have any obligation or liability under any contract or any agreement giving rise to any Account by reason of or arising out of this Agreement or the receipt by the Servicer of any payment relating to such contract, agreement, or Account pursuant hereto, nor shall the Servicer be obligated in any manner to perform any of the obligations of any Loan Party under or pursuant to any contract or any agreement giving rise to any Account, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any contract or any agreement giving rise to any Account, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          (b) Notice to Contracting Parties. Upon the request of the Servicer at any time after the occurrence and during the continuance of an Event of Default, each Loan Party shall notify parties to the contracts and agreements giving rise to Accounts that the contracts and agreements have been assigned to the Servicer and that payments in respect thereof shall be made directly to the Servicers. The Servicer may in its own name or in the name of others communicate with Account Debtors of any Loan Party or parties to the contracts to verify with them to its satisfaction the existence, amount and terms of any Accounts or contracts.

          The Servicer may at any time if an Event of Default shall occur, notify Account Debtors of any Loan Party that the Accounts have been assigned to the Servicer and that payments shall be made directly to the Servicer, and shall concurrently inform such Loan Party that such notice has been given; provided, however, the failure of the Servicer to so inform such Loan Party shall have no effect on the rights of the Servicer hereunder. If an Event of Default shall occur, upon the request of the Servicer at any time, each Loan Party shall so notify such Account Debtors.

                                   ARTICLE 8.
                    THE SERVICER'S EXPENSES; INDEMNIFICATION

          Each Loan Party shall be jointly and severally liable to the Servicer for any costs and expenses (including, without limitation, all reasonable fees and disbursements of counsel to the Servicer) which may arise under, out of, or in connection with, this Agreement, the Note, or any other Transaction Document; any and all sums, costs and expenses which the Servicer may pay or incur pursuant to the provisions of this Agreement or in defending, protecting or enforcing the Liens granted herein or otherwise in connection with the provisions hereof; in each case including without limitation all (x) search, filing and recording fees and expenses, (y) fees and expenses for the service and filing of papers, fees of marshals, sheriffs, custodians, auctioneers and others, travel expenses, court costs and collection charges, and (z) fees and expenses, appraisal fees, taxes, levies and reasonable attorneys' and accountants' fees and expenses (i) in any suit, proceeding or action brought by the Servicer under any Account or contract for any sum owing thereunder, or to enforce any provisions of any Account or contract, by reason of any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the Account Debtor or obligor thereunder, or otherwise, (ii) in connection with the repossession, holding, preparation for sale and sale of the Collateral, (iii) with respect to, or resulting from any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, or (iv) with respect to, or resulting from, any delay in complying with any requirement of Law applicable to any of the Collateral; and all such liabilities shall be part of the obligations and shall be payable upon demand.

                                   ARTICLE 9.
                                  MISCELLANEOUS

     9.1. Authority of Servicer. Each Loan Party acknowledges that the rights and responsibilities of the Servicer under this Agreement with respect to any action taken by the Servicer or the exercise or non-exercise by the Servicer of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall be governed by the Amended and Restated Note and Warrant Purchase Agreement and by the other Transaction Documents and the Servicer shall be conclusively presumed to be acting as Servicer with full and valid authority so to act or retrain from acting, and such Loan Party shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

     9.2. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

     9.3. Limitation on Duties Regarding Preservation of Collateral. The Servicer's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under the UCC or otherwise, shall be to deal with it in the same manner as the Servicer deals with similar Property for its own account. Neither the Servicer, nor any of its respective directors, officers or employees shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Loan Party or otherwise.

     9.4. Payment of Dollars. The Loan Parties shall make any payment required to be made hereunder in lawful money of the United States of America and in immediately available funds to the Servicer.

     9.5. Amendments and Waivers; Remedies Cumulative. The Prior Security Agreement is hereby amended and restated in its entirety as set forth herein. Except as otherwise expressly provided in this Agreement and subject to the terms of the Amended and Restated Note and Warrant Purchase Agreement, any provision of this Agreement may be amended or modified only by an instrument in writing signed by the Loan Parties and the Servicer, and any provision of this Agreement enforceable against the Loan Parties may be waived by the Servicer. No failure on the part of the Servicer to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof or preclude any other or further exercise thereof or the exercise of any other right. All remedies set forth in this Agreement and the other Transaction Documents, or provided at law or in equity, are cumulative.

     9.6. Joint and Several. The obligations of the Loan Parties hereunder shall be joint and several.

     9.7. Survival. The obligations of the Loan Parties under Article 5 and
Article 8 shall survive the termination of this Agreement.

     9.8. Assignment; Participations. This Agreement shall be binding upon, and shall inure to the benefit of, the Loan Parties and the Servicer and their respective successors and assigns, and except as otherwise provided in the Transaction Documents, no Loan Party may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Servicer (and any such assignment or transfer without such consent shall be null and void.) Without limiting the generality of the foregoing, subject to the Subordinated Agreement, the Servicer may assign or transfer all or any portion of its rights and obligations under any Transaction Document, under the terms of this Agreement to the extent provided in and subject to the terms of the Amended and Restated Note and Warrant Purchase Agreement, to any other Person, and such other Person shall thereupon become vested with all of the rights and obligations in respect thereof, including, without limitation, with respect to the Collateral, granted to the Servicer herein.

          Without limiting the generality of the foregoing, the Loan Parties hereby acknowledge that the Servicer may sell, grant or assign, participation interest(s) in the Notes and in the Servicer's rights and obligations in respect of the Transaction Documents, including, without limitation, this Agreement, on the terms and conditions set forth in the Amended and Restated Note and Warrant Purchase Agreement. In the event that the Servicer shall sell, grant or assign such participation interest(s), subject to the provisions of the Amended and Restated Note and Warrant Purchase Agreement (a) the Servicer may, in its sole discretion, disclose financial and other information to prospective participant(s) with respect to the Loan Parties, (b) the Loan Parties shall cooperate with the Servicer in connection with any such participation and shall execute any and all documents which may be necessary or desirable, in the Servicer's or such participant's judgment, to effectuate any such participation(s), and (c) each representation and agreement made by the Loan Parties in this Agreement and the other Transaction Documents to which it is a party shall run to the benefit of such participant(s).

     9.9. Notices. All notices, requests and demands to or upon the Loan Parties or the Servicer shall be given in accordance with Section 10.6 of the Amended and Restated Note and Warrant Purchase Agreement to the address set forth therein, or, if not set forth therein, to the address set forth next to the signature block of such party.

     9.10. Setoff. Upon the occurrence of and during the continuance of an Event of Default, each Loan Party agrees that, in addition to (and without limitation of) any right of setoff, banker's lien or counterclaim the Servicer may otherwise have, Servicer shall be entitled, at its option, to offset balances (general or special, time or demand, provisional or final) held by it for the account of any Loan Party at the Servicer's Lending Office, in Dollars or in any other currency, against any amount payable by such Loan Party to the Servicer under this Agreement which is not paid when due (regardless of whether such balances are then due such Loan Party), in which case it shall promptly notify each Loan

Party thereof, provided that the Servicer's failure to give such notice shall not affect the validity thereof. Payments by any Loan Party under any Transaction Document shall be made without setoff or counterclaim.

     9.11. Headings. The headings and captions hereunder are for convenience only and shall not affect the interpretation or construction of this Agreement.

     9.12. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law in any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating any other provision of this Agreement.

     9.13. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

     9.14. JURISDICTION, CONSENT TO SERVICE OF PROCESS.

          (a) THE LOAN PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMIT, FOR THEMSELVES AND THEIR PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN THE STATE OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTES OR ANY OTHER PURCHASE DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT SERVICER AND PURCHASERS MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, THE NOTES OR ANY OTHER PURCHASE DOCUMENT AGAINST THE LOAN PARTIES OR THEIR PROPERTIES IN THE COURTS OF ANY JURISDICTION.

          (b) THE LOAN PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT THEY MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTES OR ANY OTHER PURCHASE DOCUMENT IN ANY

STATE OR FEDERAL COURT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

          (c) EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.6 OF THE AMENDED AND RESTATED NOTE AND WARRANT PURCHASE AGREEMENT. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

     9.15. JURY TRIAL WAIVER. THE LOAN PARTIES HEREBY IRREVOCABLY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING (I) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THIS AGREEMENT, OR (II) ARISING FROM ANY DISPUTE OR CONTROVERSY IN CONNECTION WITH OR RELATED TO THIS AGREEMENT AND AGREES THAT ANY SUCH ACTION OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     9.16. WAIVER OF CERTAIN DAMAGES. EXCEPT AS PROHIBITED BY LAW EACH LOAN PARTY AND THE SERVICER HEREBY WAIVE ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH LOAN PARTY AND THE SERVICER CERTIFY THAT NO REPRESENTATIVE SERVICER OR ATTORNEY OF THE SERVICER OR ANY LOAN PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE SERVICER OR ANY LOAN PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE SERVICER AND EACH LOAN PARTY TO ACCEPT THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED UNDER THE AMENDED AND RESTATED NOTE AND WARRANT PURCHASE AGREEMENT.

     9.17. Counterparts. This Agreement may be executed in any number of counterparts and by either party hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have duly executed this Security Agreement as of the date first written above.

                                       LOAN PARTIES

                                       DOVER SADDLERY, INC. ("Parent")


                                       By: /s/ Stephen L. Day
                                           -------------------------------------
                                       Name: Stephen L. Day
                                       Title: President


                                       DOVER SADDLERY, INC.


                                       By: /s/ Stephen L. Day
                                           -------------------------------------
                                       Name: Stephen L. Day
                                       Title: President


                                       SMITH BROTHERS, INC.


                                       By: /s/ Stephen L. Day
                                           -------------------------------------
                                       Name: Stephen L. Day
                                       Title: President


                                       SERVICER

                                       PATRIOT CAPITAL FUNDING, INC.


                                       By: /s/ Richard P. Buckanavage
                                           -------------------------------------
                                           Richard P. Buckanavage
                                           President and Chief Executive Officer


                                       By: /s/ Timothy W. Hassler
                                           -------------------------------------
                                           Timothy W. Hassler
                                           Chief Operating Officer